UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, Arizona 85383

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2020, Taronis Fuels, Inc. (“Company”) entered into an Amended and Restated License Agreement (“License Agreement”) with Taronis Technologies, Inc. (“Taronis Technologies”). The License Agreement amends and restates in its entirety, with retroactive effect, that certain Distribution and License Agreement entered into with Taronis Technologies on July 16, 2019. The License Agreement expands Taronis Technologies’ intellectual property protections throughout the world, including locations where the Company intends to operate, but for which Taronis Technologies may not have intellectual property protection. The fundamental terms of the License Agreement remain and include: (a) the Company’s exclusive worldwide rights to manufacture and distribute the proprietary metal cutting fuel MagneGas® as well as any other gases created using the equipment and methods claimed by Taronis Technologies’ patents, (b) certain other rights related to the Company’s use of Taronis Technologies’ trademarks, patents, software and other intellectual property and (c) the Company’s ability to commercially manufacture and sell the Venturi® Flow Submerged Plasma Arc Gasification Units for the creation of gases. The Company will pay to Taronis Technologies, on a monthly basis, a seven percent (7%) royalty on any net cash proceeds received by the Company in relation to the use of any intellectual property comprising the Licensing Agreement. The License Agreement does not convey use of Taronis Technologies’ intellectual property portfolio for any use related to water sterilization/decontamination technology applications.

The above description of the License Agreement does not purport to be complete and is qualified in its entirety by the full text of such License Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020

TARONIS FUELS, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer